UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2015

AmerisourceBergen Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification Number)

1300 Morris Drive
Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 727-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Edward E. Hagenlocker, a director of AmerisourceBergen Corporation (the “Company”) since 2001, retired from service on the Board of Directors, effective at the end of the 2015 Annual Meeting of Stockholders on March 5, 2015 (the “2015 Annual Meeting”).  Richard W. Gochnauer was appointed to replace Mr. Hagenlocker as the Chair of the Finance Committee of the Board of Directors.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

The items listed below were submitted to a vote of the stockholders through a solicitation of proxies at the 2015 Annual Meeting.  Each proposal is described in more detail in the definitive proxy statement filed by the Company with the SEC on January 23, 2015.  The final voting results are below:

Item 1 — Election of Directors.

The Company’s stockholders elected the following individuals to serve until the 2016 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.  The voting results are as follows:

Nominees	For	Against	Abstentions	Broker Non-Votes
Ornella Barra	175,632,388	1,940,596	595,821	16,331,775
Steven H. Collis	176,341,813	1,249,243	577,749	16,331,775
Douglas R. Conant	177,169,693	406,208	592,904	16,331,775
Richard W. Gochnauer	177,290,870	297,630	580,305	16,331,775
Richard C. Gozon	175,698,123	1,890,599	580,083	16,331,775
Lon R. Greenberg	173,772,142	3,796,309	600,354	16,331,775
Jane E. Henney, M.D.	170,568,534	5,897,403	1,702,868	16,331,775
Kathleen W. Hyle	177,394,361	200,664	573,780	16,331,775
Michael J. Long	177,013,678	575,765	579,362	16,331,775
Henry W. McGee	176,066,964	1,505,806	596,035	16,331,775

Item 2— Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2015.

The Company’s stockholders approved this item.  The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
190,356,679	3,527,840	616,061	0

Item 3 — Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

The Company’s stockholders approved this item.  The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
162,489,696	13,929,232	1,749,877	16,331,775

Item 4 — Stockholder Proposal to Permit Stockholder Action by Written Consent.

The Company’s stockholders did not approve this item.  The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
76,527,598	100,488,635	1,152,572	16,331,775

Item 7.01.             Regulation FD Disclosure.

On March 5, 2015, the Company issued a news release announcing the results of the 2015 Annual Meeting. A copy of that news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release, dated March 5, 2015, of AmerisourceBergen Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmerisourceBergen Corporation

March 9, 2015	By:	/s/ Tim G. Guttman
		Name:	Tim G. Guttman
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News Release, dated March 5, 2015, of AmerisourceBergen Corporation